Loans to Third Parties (Details) - Schedule of loans to third parties - USD ($)		Dec. 31, 2021	Dec. 31, 2020
Schedule of loans to third parties [Abstract]
Unsecured loan receivable from third parties	[1]	$ 300,000	$ 704,981
Guaranteed loan receivable from media business	[2]	68,468,129	68,095,019
Loans to third parties, total		68,768,129	68,800,000
Less: Long term portion		(64,951,511)	(63,434,483)
Prepayments, deposits and other assets – current portion		$ 3,816,618	$ 5,365,517

[1]

As of December 31, 2020, the loan to third party amounted to $704,981 with annual interest rate approximately 8%, unsecured and within one year. The loan was collected upon maturity.

As of December 31,2021, the loan to third party amounted to $300,000 with annual interest approximately 4.85% upon maturity, unsecured and due on March 7,2022. The interest rate raised to 10% after March 7, 2021. As of this filing date, the Company has not received any repayment from this loan.

[2]	Pursuant to the agreement with Shenzhen Kezhi Technology Co., Ltd.(“Kezhi”) on September 25, 2020 and a series of amendments entered during the period from September 25, 2020 to May 16, 2021, the Company intends to expand to media business through Kezhi. The Company originally planned to acquire certain media business assets from Kezhi, however, due to uncertainties in COVID-19, the Company and Kezhi ultimately reached into a final agreement (“Final agreement”) on May 16, 2021. Pursuant to the Final agreement, the Company agreed to extend a working capital support loan to Kezhi in aggregated of $69,723,504 (RMB444,320,000) with expected annual returns over two years and coupon interest rate of 5%. The company collected $1,255,375 (RMB8,000,000) in fiscal year 2021. As of December 31, 2021, the outstanding balance was $68,468,129 (RMB436,320,000). The expected annual return is as follows: